UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – August 14, 2017

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2017, Mr. Oscar K. Brown, Senior Vice President, Corporate Strategy and Development, of Occidental Petroleum Corporation (“Occidental”), was appointed by an affiliate of Occidental to serve as its designated representative on the Board of Directors of PAA GP Holdings LLC (“GP Holdings”), the general partner of Plains GP Holdings, L.P. (“PAGP”).  PAGP is the sole member of Plains All American GP LLC, which is the general partner of Plains AAP, L.P., which is the sole member of PAA GP LLC, which is the general partner of Plains All American Pipeline, L.P. (“PAA” or the “Registrant”).  The GP Holdings Board has responsibility for managing the business and affairs of PAGP and PAA.  Mr. Brown replaces Ben Figlock, who served as Occidental’s designated representative on the Board from January 2015 to August 14, 2017.  Any board fees payable in connection with Mr. Brown’s service as Occidental’s designated director will be payable to Occidental.  Mr. Brown has not been named to any committees of the Board.  For a discussion of the relationships of the Registrant with Occidental, please refer to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2016.

Item 7.01                                           Regulation FD Disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

On August 16, 2017, the Registrant issued a press release announcing changes to its Board of Directors.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                         Exhibits

Exhibit 99.1 — Press Release dated August 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: August 16, 2017	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Richard McGee
Name: Richard McGee
Title: Executive Vice President